EX-28(d)(1)(a)

AMENDMENT TO

SCHEDULE A

Investment Management Agreement

Between Lincoln Variable Insurance Products Trust and

Lincoln Investments Advisors Corporation

THIS AMENDED SCHEDULE A lists the Funds for which the Investment Manager provides investment management services pursuant to the Investment Management Agreement dated April 30, 2007, as amended.

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date

Lincoln iShares® Fixed Income Allocation Fund	0.25%	January 1, 2017

Lincoln iShares® Global Growth Allocation Fund	0.25%	January 1, 2017

Lincoln iShares® U.S. Moderate Allocation Fund	0.25%	January 1, 2017

Lincoln Nasdaq-100 Buffer Fund Jun	0.55%	June 18, 2021

Lincoln Nasdaq-100 Buffer Fund Sep	0.55%	September 17, 2021

Lincoln Nasdaq-100 Buffer Fund Dec	0.55%	December 17, 2021

Lincoln Nasdaq-100 Buffer Fund Mar	0.55%	March 18, 2022

Lincoln S&P 500 Buffer Fund Feb	0.55%	February 18, 2022

Lincoln S&P 500 Ultra Buffer Fund Feb	0.55%	February 18, 2022

Lincoln S&P 500 Buffer Fund May	0.55%	May 21, 2021

Lincoln S&P 500 Ultra Buffer Fund May	0.55%	May 21, 2021

Lincoln S&P 500 Buffer Fund August	0.55%	August 20, 2021

Lincoln S&P 500 Ultra Buffer Fund August	0.55%	August 20, 2021

Lincoln S&P 500 Buffer Fund November	0.55%	November 19, 2021

Lincoln S&P 500 Ultra Buffer Fund November	0.55%	November 19, 2021

LVIP American Balanced Allocation Fund	0.25%	July 30, 2010

LVIP American Century Select Mid Cap Managed Volatility Fund	0.75%	October 1, 2013

LVIP American Global Balanced Allocation Managed Risk Fund	0.25%	March 15, 2012

LVIP American Global Growth Allocation Managed Risk Fund	0.25%	March 15, 2012

LVIP American Global Growth Fund[1]	0.80%	April 30, 2010

LVIP American Global Small Capitalization Fund[1]	1.00%	April 30, 2010

LVIP American Growth Fund[1]	0.75%	April 30, 2010

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date

LVIP American Growth-Income Fund[1]	0.75%	April 30, 2010

LVIP American Growth Allocation Fund	0.25%	July 30, 2010

LVIP American Income Allocation Fund	0.25%	July 30, 2010

LVIP American International Fund[1]	0.85%	April 30, 2010

LVIP American Preservation Fund	0.25%	August 27, 2012

LVIP Baron Growth Opportunities Fund	1.00%	June 5, 2007

LVIP BlackRock Advantage Allocation Fund	0.65%	May 1, 2019

LVIP BlackRock Dividend Value Managed Volatility Fund	0.75% of the first $500 million; and 0.70% of the excess over $500 million	October 1, 2009

LVIP BlackRock Global Allocation Fund	0.64%	April 1, 2022

LVIP BlackRock Global Allocation Managed Risk Fund	0.15%	May 1, 2019

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund	0.25%	May 1, 2016

LVIP BlackRock Global Real Estate Fund	0.73% on assets up to $250 million; 0.63% on assets over $250 million	May 1, 2014

LVIP BlackRock Inflation Protected Bond Fund	0.45% of the first $500 million; and 0.40% of the excess over $500 million	April 30, 2010

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	0.25%	May 1, 2016

LVIP Blended Large Cap Growth Managed Volatility Fund	0.75% of the first $500 million; and 0.70% of the excess over $500 million	April 30, 2007

LVIP Blended Mid Cap Managed Volatility Fund	0.65%	May 1, 2019

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund	0.64%	October 1, 2013

LVIP Delaware Bond Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess over $400 million	April 30, 2007

LVIP Delaware Diversified Floating Rate Fund	0.60% of the first $500 million; and 0.55% of the excess over $500 million	April 30, 2010

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)		Effective Date
LVIP Delaware Diversified Income Fund	First $500M Next $500M to $1B Next $1B to $2.5B Over $2.5B	0.65% 0.60% 0.55% 0.50%	May 1, 2021
LVIP Delaware High Yield Fund	First $500M Next $500M to $1B Next $1B to $2.5B Over $2.5B	0.65% 0.60% 0.55% 0.50%	May 1, 2021
LVIP Delaware Limited-Term Diversified Income Fund	First $500M Next $500M to $1B Next $1B to $2.5B Over $2.5B	0.500% 0.475% 0.450% 0.425%	May 1, 2021
LVIP Delaware Mid Cap Value Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess over $400 million		April 30, 2007
LVIP Delaware REIT Fund	First $500M Next $500M to $1B Next $1B to $2.5B Over $2.5B	0.75% 0.70% 0.65% 0.60%	May 1, 2021
LVIP Delaware SMID Cap Core Fund	First $500M Next $500M to $1B Next $1B to $2.5B Over $2.5B	0.75% 0.70% 0.65% 0.60%	May 1, 2021
LVIP Delaware Social Awareness Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess over $400 million		April 30, 2007
LVIP Delaware U.S. Growth Fund	First $500M Next $500M to $1B Next $1B to $2.5B Over $2.5B	0.65% 0.60% 0.55% 0.50%	May 1, 2021
LVIP Delaware Value Fund	First $500M Next $500M to $1B Next $1B to $2.5B Over $2.5B	0.65% 0.60% 0.55% 0.50%	May 1, 2021
LVIP Delaware Wealth Builder Fund	0.63%		May 1, 2019
LVIP Dimensional International Core Equity Fund	0.58%		March 4, 2020
LVIP Dimensional International Equity Managed Volatility Fund	0.25%		April 29, 2011
LVIP Dimensional U.S. Core Equity 1 Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess of $400 million		April 30, 2007
LVIP Dimensional U.S. Core Equity 2 Fund	0.42%		May 1, 2022
LVIP Dimensional U.S. Equity Managed Volatility Fund	0.25%		April 29, 2011

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund	0.70%	April 30, 2013

LVIP Franklin Templeton Global Equity Managed Volatility Fund	0.75% of the first $200 million; 0.65% of the next $300 million; and 0.60% of the excess over $500 million	April 30, 2007

LVIP Franklin Templeton Multi-Asset Opportunities Fund	0.75%	May 1, 2014

LVIP Global Aggressive Growth Allocation Managed Risk Fund	0.25%	November 1, 2018

LVIP Global Conservative Allocation Managed Risk Fund	0.25%	April 30, 2007

LVIP Global Growth Allocation Managed Risk Fund	0.25%	April 30, 2007

LVIP Global Income Fund	0.65%	May 1, 2009

LVIP Global Moderate Allocation Managed Risk Fund	0.25%	April 30, 2007

LVIP Government Money Market Fund	0.48% of the first $200 million; 0.40% of the next $200 million; and 0.30% of the excess over $400 million	April 30, 2007

LVIP Invesco Select Equity Income Managed Volatility Fund	0.565%	May 1, 2020

LVIP JPMorgan High Yield Fund	0.65% of the first $500 million; and 0.60% of the excess over $500 million	April 30, 2010

LVIP JPMorgan Retirement Income Fund	0.75%	May 1, 2009

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund	1.05% of the first $60 million; 0.75% of the next $90 million; and 0.65% of the excess over $150 million	April 30, 2007

LVIP Loomis Sayles Global Growth Fund	0.68%	April 30, 2018

LVIP MFS International Equity Managed Volatility Fund	0.85%	April 30, 2013

LVIP MFS International Growth Fund	1.00% of the first $50 million; 0.95% of the next $50million; 0.90% of the next $50 million; 0.85% of the next $100 million; and 0.80% of the excess over $250 million	October 1, 2010

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP MFS Value Fund	0.75% of the first $75 million; 0.70% of the next $75 million; 0.65% of the next $50 million; 0.60% of the next $300 million; 0.5875% of the next $1 billion; and 0.5625% on assets over $1.5 billion	May 1, 2014
LVIP Mondrian International Value Fund	0.90% of the first $200 million; 0.75% of the next $200 million; and 0.60% of the excess over $400 million	April 30, 2007
LVIP Multi-Manager Global Equity Managed Volatility Fund	0.25%	May 1, 2014
LVIP PIMCO Low Duration Bond Fund	0.50%	May 1, 2014
LVIP SSGA Bond Index Fund	0.40%	May 1, 2008
LVIP SSGA Conservative Index Allocation Fund	0.15%	May 1, 2019
LVIP SSGA Conservative Structured Allocation Fund	0.15%	May 1, 2019
LVIP SSGA Developed International 150 Fund	0.40% on assets up to $100 million; 0.32% on assets above $100 million	May 1, 2014
LVIP SSGA Emerging Markets Equity Index Fund	0.34%	November 1, 2018
LVIP SSGA Emerging Markets 100 Fund	0.40% on assets up to $100 million; 0.33% on assets above $100 million	May 1, 2014
LVIP SSGA Global Tactical Allocation Managed Volatility Fund	0.40%	November 1, 2013
LVIP SSGA International Index Fund	0.40%	May 1, 2008
LVIP SSGA International Managed Volatility Fund	0.23%	May 1, 2019
LVIP SSGA Large Cap 100 Fund	0.40% on assets up to $100 million; 0.30% on assets above $100 million	May 1, 2014
LVIP SSGA Large Cap Managed Volatility Fund	0.23%	May 1, 2019
LVIP SSGA Mid-Cap Index Fund	0.27%	September 1, 2014
LVIP SSGA Moderate Index Allocation Fund	0.15%	May 1, 2019
LVIP SSGA Moderate Structured Allocation Fund	0.15%	May 1, 2019

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP SSGA Moderately Aggressive Index Allocation Fund	0.15%	May 1, 2019
LVIP SSGA Moderately Aggressive Structured Allocation Fund	0.15%	May 1, 2019
LVIP SSGA Nasdaq-100 Index Fund	0.29%	February 1, 2021
LVIP SSGA S&P 500 Index Fund	0.24% of the first $500 million; 0.20% of the next $500 million; and 0.16% of the excess over $1 billion	April 30, 2007
LVIP SSGA Short-Term Bond Index Fund	0.28%	April 30, 2018
LVIP SSGA SMID Cap Managed Volatility Fund	0.23%	May 1, 2019
LVIP SSGA Small-Cap Index Fund	0.32%	April 30, 2007
LVIP SSGA Small-Mid Cap 200 Fund	0.40% on assets up to $100 million; 0.30% on assets over $100 million	May 1, 2014
LVIP T. Rowe Price 2010 Fund	0.19%	May 1, 2019
LVIP T. Rowe Price 2020 Fund	0.19%	May 1, 2019
LVIP T. Rowe Price 2030 Fund	0.19%	May 1, 2019
LVIP T. Rowe Price 2040 Fund	0.19%	May 1, 2019
LVIP T. Rowe Price 2050 Fund	0.19%	May 1, 2019
LVIP T. Rowe Price 2060 Fund	0.19%	May 1, 2020
LVIP T. Rowe Price Growth Stock Fund	0.80% of the first $50 million; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the excess over $500 million	April 30, 2007
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	0.75% of the first $200 million; 0.70% of the next $200 million; and 0.65% of the excess over $400 million	April 30, 2007
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	0.25%	November 1, 2018
LVIP U.S. Growth Allocation Managed Risk Fund	0.25%	May 1, 2019
LVIP Vanguard Bond Allocation Fund	0.25%	April 29, 2011
LVIP Vanguard Domestic Equity ETF Fund	0.25%	April 29, 2011
LVIP Vanguard International Equity ETF Fund	0.25%	April 29, 2011

Fund Name	Management Fee Schedule (as a percentage of average daily net assets)	Effective Date
LVIP Wellington Capital Growth Fund	0.75% of the first $100 million; 0.70% of the next $150 million; 0.65% of the next $750 million; and 0.60% of the excess over $1 billion	April 30, 2007
LVIP Wellington Mid-Cap Value Fund	1.05% of the first $25 million; 0.95% of the next $25 million; 0.85% of the next $50 million; 0.75% of the next $150 million; and 0.70% of the excess over $250 million	April 30, 2007
LVIP Western Asset Core Bond Fund	0.45% of the first $2 billion; and 0.35% of the excess over $2 billion	July 1, 2016

1 To the extent that a Fund invests all its investable assets (e.g., securities and cash) in another registered investment company, the Trust will not pay the Investment Manager any fee pursuant to Section 4) of the Agreement.

The parties hereto have caused this Schedule A to be signed by their duly authorized officers as of the 22nd day of March, 2022, to be effective in accordance with the dates noted above.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, on behalf of each of its series	LINCOLN INVESTMENT ADVISORS CORPORATION

By: /s/William P. Flory, Jr.	By: /s/Benjamin A. Richer
Name: William P. Flory, Jr.	Name: Benjamin A. Richer
Title: Vice President & Chief Accounting Officer	Title: Senior Vice President